ADVISORS DISCIPLINED TRUST 1846

                          SUPPLEMENT TO THE PROSPECTUS

     BlackRock New Jersey Municipal Income Trust (NYSE: BNJ) and BlackRock New Jersey Municipal Bond Trust (NYSE: BLJ) have merged with and into BlackRock MuniYield New Jersey Fund, Inc. (NYSE: MYJ). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Cohen & Steers New Jersey Municipal Closed-End Portfolio, Series 2018-1 no longer includes shares of BlackRock New Jersey Municipal Income Trust or BlackRock New Jersey Municipal Bond Trust. Approximately 33% of the portfolio of Cohen & Steers New Jersey Municipal Closed-End Portfolio, Series 2018-1 consists of shares of BlackRock MuniYield New Jersey Fund, Inc. as of the date of this sticker and will vary thereafter.

     BLACKROCK MUNIYIELD NEW JERSEY FUND, INC. The summary information below regarding the BlackRock MuniYield New Jersey Fund, Inc. comes from its filings with the U.S. Securities and Exchange Commission ("SEC"). You are urged to refer to the SEC filings made by the issuer and to other publicly available information (e.g. the issuer's annual report) to obtain an understanding of the issuer's business and financial prospects. The summary information contained below is not designed to be, and should not be interpreted as, an effort to present information regarding the financial prospects of any issuer or any trends, events or other factors that may have a positive or negative influence on those prospects or as an endorsement of any particular issuer or closed-end fund. We have not undertaken any independent review or due diligence of the SEC filings of the issuer of the BlackRock MuniYield New Jersey Fund, Inc. or of any other publicly available information regarding such issuer.

     The BlackRock MuniYield New Jersey Fund, Inc. (NYSE: MYJ) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. Information below reflects the policies of, and is subject to change by its investment adviser, Black Rock Advisors, LLC. Such information is subject to change and we have not independently verified its accuracy. Information concerning the BlackRock MuniYield New Jersey Fund, Inc. provided to or filed with the SEC can be located by reference to SEC file numbers 811-06570 and 333-221928. Information from outside sources is not incorporated by reference in, and should not be considered part of, the registration statement for the Cohen & Steers New Jersey Municipal Closed-End Portfolio, Series 2018-1. Information taken directly from the BlackRock MuniYield New Jersey Fund, Inc.'s June 6, 2018 semi-annual report is included in quotation marks.

     "BlackRock MuniYield New Jersey Fund, Inc.'s (MYJ) (the "Fund") investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund's investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund's investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives."

     The Cohen & Steers New Jersey Municipal Closed-End Portfolio, Series 2018-1 is not sponsored, endorsed, sold or promoted by BlackRock MuniYield New Jersey Fund, Inc., Black Rock Advisors, LLC or their affiliates. BlackRock MuniYield New Jersey Fund, Inc., Black Rock Advisors, LLC or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Cohen & Steers New Jersey Municipal Closed-End Portfolio, Series 2018-1. BlackRock MuniYield New Jersey Fund, Inc., Black Rock Advisors, LLC or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Cohen & Steers New Jersey Municipal Closed-End Portfolio, Series 2018-1 or results to be obtained by the Cohen & Steers New Jersey Municipal Closed-End Portfolio, Series 2018-1, unitholders or any other person or entity from use of the BlackRock MuniYield New Jersey Fund, Inc. BlackRock MuniYield New Jersey Fund, Inc., Black Rock Advisors, LLC or their affiliates have no liability in connection with the management, administration, marketing or trading of the Cohen & Steers New Jersey Municipal Closed-End Portfolio, Series 2018-1. Shares of the BlackRock MuniYield New Jersey Fund, Inc. may be invested in directly without paying the fees and expenses associated with the Cohen & Steers New Jersey Municipal Closed-End Portfolio, Series 2018-1.

     Supplement Dated:  June 18, 2018